UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of report (Date of earliest event reported): March 4, 2009


                             CEC ENTERTAINMENT, INC.
               (Exact Name of Registrant as Specified in Charter)




           Kansas                         0-15782                48-0905805
(State or other jurisdiction     (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)



        4441 West Airport Freeway
              Irving, Texas                                       75062
 (Address of Principal Executive Offices)                      (Zip Code)



                                 (972) 258-8507
              (Registrant's Telephone Number, Including Area Code)



                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

     The annual meeting of stockholders of CEC Entertainment, Inc., a Kansas corporation (the "Company"), has been scheduled for 8:00 a.m., central time, on Tuesday, April 28, 2009 at the Chuck E. Cheese's located at 3903 West Airport Freeway, Irving, Texas 75062. The deadlines for stockholders to present proposals for inclusion in the proxy statement relating to the 2009 annual meeting remain unchanged from the deadlines announced in the proxy statement relating to the 2008 annual meeting.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CEC ENTERTAINMENT, INC.


Date: March 4, 2009                         By: /s/ Christopher D. Morris
                                                ------------------------------
                                                Christopher D. Morris
                                                Executive Vice President
                                                Chief Financial Officer